Financial risk management	12 Months Ended
Jun. 30, 2020
Text block [abstract]
Financial risk management
22    Financial risk management
22.1 Financial risks
Financial and capital risk management strategy
The financial risks arising from the Group’s operations comprise market, liquidity and credit risk. These risks arise in the normal course of business and the Group manages its exposure to them in accordance with the Group’s portfolio risk management strategy. The objective of the strategy is to support the delivery of the Group’s financial targets, while protecting its future financial security and flexibility by taking advantage of the natural diversification provided by the scale, diversity and flexibility of the Group’s operations and activities.
A Cash Flow at Risk (CFaR) framework is used to measure the aggregate and diversified impact of financial risks upon the Group’s financial targets. The principal measurement of risk is CFaR measured on a portfolio basis, which is defined as the worst expected loss relative to projected business plan cash flows over a one-year
horizon under normal market conditions at a confidence level of 90 per cent.

Market risk management
The Group’s activities expose it to market risks associated with movements in interest rates, foreign currencies and commodity prices. Under the strategy outlined above, the Group seeks to achieve financing costs, currency impacts, input costs and commodity prices on a floating or index basis. This strategy gives rise to a risk of variability in earnings, which is measured under the CFaR framework.
In executing the strategy, financial instruments are potentially employed in three distinct but related activities. The following table summarises these activities and the key risk management processes:

Activity	Key risk management processes

1

  Risk mitigation

On an exception basis, hedging for the purposes of mitigating risk related to specific and significant expenditure on investments or capital projects will be executed if necessary to support the Group’s strategic objectives.
Execution of transactions within approved mandates.

2 Economic hedging of commodity sales, operating costs, short-term cash deposits and debt instruments

Where Group commodity production is sold to customers on pricing terms that deviate from the relevant index target and where a relevant derivatives market exists, financial instruments may be executed as an economic hedge to align the revenue price exposure with the index target and US dollars.

Where debt is issued in a currency other than the US dollar and/or at a fixed interest rate, fair value and cash flow hedges may be executed to align the debt exposure with the Group’s functional currency of US dollars and/or to swap to a floating interest rate.

Where short-term cash deposits are held in a currency other than US dollars, derivative financial instruments may be executed to align the foreign exchange exposure to the Group’s functional currency of US dollars.

Measuring and reporting the exposure in customer commodity contracts and issued debt instruments.

Executing hedging derivatives to align the total group exposure to the index target.

Execution of transactions within approved mandates.

3 Strategic financial transactions

Opportunistic transactions may be executed with financial instruments to capture value from perceived market over/under valuations.	Execution of transactions within approved mandates.
Primary responsibility for the identification and control of financial risks, including authorising and monitoring the use of financial instruments for the above activities and stipulating policy thereon, rests with the Financial Risk Management Committee under authority delegated by the Chief Executive Officer.
Interest rate risk
The Group is exposed to interest rate risk on its outstanding borrowings and short-term cash deposits from the possibility that changes in interest rates will affect future cash flows or the fair value of fixed interest rate financial instruments. Interest rate risk is managed as part of the portfolio risk management strategy.
The majority of the Group’s debt is issued at fixed interest rates. The Group has entered into interest rate swaps and cross currency interest rate swaps to convert most of its fixed interest rate exposure to floating US dollar interest rate exposure. As at 30 June 2020, 87 per cent of the Group’s borrowings were exposed to floating interest rates inclusive of the effect of swaps (2019: 87 per cent).
The fair value of interest rate swaps and cross currency interest rate swaps in hedge relationships used to hedge both interest rate and foreign currency risks are shown in the valuation hierarchy of this note.
The Group has early adopted amendments to IFRS 9 ‘Financial Instruments’ and IFRS 7 ‘Financial Instruments: Disclosures’ in relation to Interest Rate Benchmark Reform. There is no impact on the Group’s hedge accounting as a result of adopting the amendments and for further information refer to note 38 ‘New and amended accounting standards and interpretations’.
Based on the net debt position as at 30 June 2020, taking into account interest rate swaps and cross currency interest rate swaps, it is estimated that a one percentage point increase in the US LIBOR interest rate will decrease the Group’s equity and profit after taxation by US$47 million (2019: decrease of US$39 million). This assumes the change in interest rates is effective from the beginning of the financial year and the fixed/floating mix and balances are constant over the year.

Currency risk
The US dollar is the predominant functional currency within the Group and as a result, currency exposures arise from transactions and balances in currencies other than the US dollar. The Group’s potential currency exposures comprise:

•	translational exposure in respect of non-functional currency monetary items;

•	transactional exposure in respect of non-functional currency expenditure and revenues.
The Group’s foreign currency risk is managed as part of the portfolio risk management strategy.
Translational exposure in respect of
non-functional
currency monetary items
Monetary items, including financial assets and liabilities, denominated in currencies other than the functional currency of an operation are periodically restated to US dollar equivalents and the associated gain or loss is taken to the income statement. The exception is foreign exchange gains or losses on foreign currency denominated provisions for closure and rehabilitation at operating sites, which are capitalised in property, plant and equipment.
The Group has entered into cross currency interest rate swaps and foreign exchange forwards to convert its significant foreign currency exposures in respect of monetary items into US dollars. Fluctuations in foreign exchange rates are therefore not expected to have a significant impact on equity and profit after tax.
The principal
non-functional
currencies to which the Group is exposed are the Australian dollar, the Euro, the Pound sterling and the Chilean peso; however, 80 per cent (2019: 82 per cent) of the Group’s net financial liabilities are denominated in US dollars. Based on the Group’s net financial assets and liabilities as at 30 June 2020, a weakening of the US dollar against these currencies (one cent strengthening in Australian dollar, one cent strengthening in Euro, one penny strengthening in Pound sterling and 10 pesos strengthening in Chilean peso), with all other variables held constant, would decrease the Group’s equity and profit after taxation by US$12 million (2019: decrease of US$12 million).
Transactional exposure in respect of
non-functional
currency expenditure and revenues
Certain operating and capital expenditure is incurred in currencies other than an operation’s functional currency. To a lesser extent, certain sales revenue is earned in currencies other than the functional currency of operations and certain exchange control restrictions may require that funds be maintained in currencies other than the functional currency of the operation. These currency risks are managed as part of the portfolio risk management strategy. The Group may enter into forward exchange contracts when required under this strategy.
Commodity price risk
The risk associated with commodity prices is managed as part of the portfolio risk management strategy. Substantially all of the Group’s commodity production is sold on market-based index pricing terms, with derivatives used from time to time to achieve a specific outcome.
Financial instruments with commodity price risk comprise forward commodity and other derivative contracts with a net assets fair value of US$159 million (2019: US$199 million). Significant commodity price risk instruments within other derivative balances include derivatives embedded in physical commodity purchase and sales contracts of gas in Trinidad and Tobago with a net assets fair value of US$180 million (2019: US$202 million). These are included within other derivatives and fair value measurement related to these resulted in an expense of US$22 million (2019: expense of US$14 million).
The potential effect on these derivatives’ fair values of using reasonably possible alternative assumptions in these models, based on a change in the most significant input, such as commodity prices, by 10 per cent with all other factors held constant (including the pricing on underlying physical exposures), would increase or decrease profit after taxation by US$8 million (2019: US$55 million).

Provisionally priced commodity sales and purchases contracts
Provisionally priced sales or purchases volumes are those for which price finalisation, referenced to the relevant index, is outstanding at the reporting date. Provisional pricing mechanisms within these sales and purchases arrangements have the character of a commodity derivative. Trade receivables or payables under these contracts are carried at fair value through profit and loss using a method categorised as Level 2 based on forecast selling prices in the quotation period. The Group’s exposure at 30 June 2020 to the impact of movements in commodity prices upon provisionally invoiced sales and purchases volumes was predominately around copper.
The Group had 301 thousand tonnes of copper exposure as at 30 June 2020 (2019: 277 thousand tonnes) that was provisionally priced. The final price of these sales and purchases volumes will be determined during the first half of FY2021. A 10 per cent change in the price of copper realised on the provisionally priced sales, with all other factors held constant, would increase or decrease profit after taxation by US$134 million (2019: US$114 million).
The relationship between commodity prices and foreign currencies is complex and movements in foreign exchange rates can impact commodity prices.
Liquidity risk
Refer to note 19 ‘Net debt’ for details on the Group’s liquidity risk.
Credit risk
Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. The Group is exposed to credit risk from its operating activities (primarily from customer receivables) and from its financing activities, including deposits with banks and financial institutions, other short-term investments, interest rate and currency derivative contracts and other financial instruments.
Refer to note 8 ‘Trade and other receivables’ and note 19 ‘Net debt’ for details on the Group credit risk.
22.2 Recognition and measurement
All financial assets and liabilities, other than derivatives and trade receivables, are initially recognised at the fair value of consideration paid or received, net of transaction costs as appropriate. Financial assets are initially recognised on their trade date.
Financial assets are subsequently carried at fair value or amortised cost based on:

•	the Group’s purpose, or business model, for holding the financial asset;

•	whether the financial asset’s contractual terms give rise to cash flows that are solely payments of principal and interest.
The resulting financial statement classifications of financial assets can be summarised as follows:

Contractual cash flows	Business model	Category
Solely principal and interest	Hold in order to collect contractual cash flows	Amortised cost

Solely principal and interest	Hold in order to collect contractual cash flows and sell	Fair value through other comprehensive income

Solely principal and interest	Hold in order to sell	Fair value through profit or loss

Other	Any of those mentioned above	Fair value through profit or loss

Solely principal and interest refers to the Group receiving returns only for the time value of money and the credit risk of the counterparty for financial assets held. The main exceptions for the Group are provisionally priced receivables and derivatives.
The Group has the intention of collecting payment directly from its customers in most cases, however the Group also participates in receivables financing programs in respect of selected customers. Receivables in these portfolios are therefore held at fair value through profit or loss prior to sale to the financial institution.
With the exception of derivative contracts and provisionally priced trade payables, the Group’s financial liabilities are classified as subsequently measured at amortised cost.
The Group may in addition elect to designate certain financial assets or liabilities at fair value through profit or loss or to apply hedge accounting where they are not mandatorily held at fair value through profit or loss.
Derivatives are initially recognised at fair value on the date the contract is entered into and are subsequently remeasured at their fair value.
Fair value measurement
The carrying amount of financial assets and liabilities measured at fair value is principally calculated based on inputs other than quoted prices that are observable for these financial assets or liabilities, either directly (i.e. as unquoted prices) or indirectly (i.e. derived from prices). Where no price information is available from a quoted market source, alternative market mechanisms or recent comparable transactions, fair value is estimated based on the Group’s views on relevant future prices, net of valuation allowances to accommodate liquidity, modelling and other risks implicit in such estimates.
The inputs used in fair value calculations are determined by the relevant segment or function. The functions support the assets and operate under a defined set of accountabilities authorised by the Executive Leadership Team. Movements in the fair value of financial assets and liabilities may be recognised through the income statement or in other comprehensive income.
For financial assets and liabilities carried at fair value, the Group uses the following to categorise the method used based on the lowest level input that is significant to the fair value measurement as a whole:

IFRS 13 Fair value hierarchy	Level 1	Level 2	Level 3
Valuation method	Based on quoted prices (unadjusted) in active markets for identical financial assets and liabilities.	Based on inputs other than quoted prices included within Level 1 that are observable for the financial asset or liability, either directly (i.e. as unquoted prices) or indirectly (i.e. derived from prices).	Based on inputs not observable in the market using appropriate valuation models, including discounted cash flow modelling.

22.3 Financial assets and liabilities
The financial assets and liabilities are presented by class in the table below at their carrying amounts.

	IFRS 13 Fair value hierarchy Level (1)	IFRS 9 Classification	2020 US$M	2019 US$M
Current cross currency and interest rate swaps (2)	2	Fair value through profit or loss	3	15
Current other derivative contracts (3)	2,3	Fair value through profit or loss	45	57
Current other investments (4)	1,2	Fair value through profit or loss	36	15
Non-current cross currency and interest rate swaps (2)	2	Fair value through profit or loss	2,009	739
Non-current other derivative contracts (3)	2,3	Fair value through profit or loss	159	180
Non-current investment in shares	3	Fair value through other comprehensive income	32	34
Non-current investment in shares	3	Fair value through profit or loss	–	6
Non-current other investments (4)(5)	1,2,3	Fair value through profit or loss	322	344

Total other financial assets			2,606	1,390
Cash and cash equivalents		Amortised cost	13,426	15,613
Trade and other receivables (6)		Amortised cost	1,633	1,929
Provisionally priced trade receivables	2	Fair value through profit or loss	1,480	1,446
Loans to equity accounted investments		Amortised cost	40	33

Total financial assets			19,185	20,411

Non-financial assets			85,598	80,450

Total assets			104,783	100,861

Current cross currency and interest rate swaps (2)	2	Fair value through profit or loss	165	63
Current other derivative contracts (3)	2,3	Fair value through profit or loss	60	64
Non-current cross currency and interest rate swaps (2)	2	Fair value through profit or loss	1,414	895
Non-current other derivative contracts (3)	2,3	Fair value through profit or loss	–	1

Total other financial liabilities			1,639	1,023
Trade and other payables (7)		Amortised cost	5,354	6,283
Provisionally priced trade payables	2	Fair value through profit or loss	269	277
Bank overdrafts and short-term borrowings (8)		Amortised cost	–	20
Bank loans (8)		Amortised cost	2,492	2,498
Notes and debentures (8)		Amortised cost	21,045	21,529
Leases liabilities		Amortised cost	3,443	715
Other (8)		Amortised cost	68	66

Total financial liabilities			34,310	32,411

Non-financial liabilities			18,227	16,626

Total liabilities			52,537	49,037

(1)
All of the Group’s financial assets and financial liabilities recognised at fair value were valued using market observable inputs categorised as Level 2 with the exception of the specified items in the following footnotes.

(2)	Cross currency and interest rate swaps are measured at forward rate and swap models and present value calculations.

(3)
Includes other derivative contracts of US$179 million (2019: US$200 million) categorised as Level 3. Significant items are derivatives embedded in physical commodity purchase and sales contracts of gas in Trinidad and Tobago with net assets fair value of US$180 million (2019: US$202 million).

(4)
Includes investments held by BHP Billiton Foundation which are restricted and not available for general use by the Group of US$296 million (2019: US$309 million) of which other investment (US Treasury Notes) of US$87 million categorised as Level 1 (2019: US$128 million).

(5)	Includes other investments of US$47 million (2019: US$47 million) categorised as Level 3.

(6)	Excludes input taxes of US$478 million (2019: US$367 million) included in other receivables.

(7)	Excludes input taxes of US$145 million (2019: US$162 million) included in other payables.

(8)	All interest bearing liabilities, excluding leases, are unsecured.
The carrying amounts in the table above generally approximate to fair value. In the case of US$3,019 million (2019: US$3,019 million) of fixed rate debt not swapped to floating rate, the fair value at 30 June 2020 was US$4,114 million (2019: US$3,757 million). The fair value is determined using a method that can be categorised as Level 2 and uses inputs based on benchmark interest rates, alternative market mechanisms or recent comparable transactions.
For financial instruments that are carried at fair value on a recurring basis, the Group determines whether transfers have occurred between levels in the hierarchy by reassessing categorisation at the end of each reporting period. There were no transfers between categories during the period.

Offsetting financial assets and liabilities
The Group enters into money market deposits and derivative transactions under International Swaps and Derivatives Association master netting agreements that do not meet the criteria for offsetting, but allow for the related amounts to be set-off
in certain circumstances. The amounts set out as cross currency and interest rate swaps in the table above represent the derivative financial assets and liabilities of the Group that may be subject to the above arrangements and are presented on a gross basis.
22.4    Derivatives and hedge accounting
The Group uses derivatives to hedge its exposure to certain market risks and may elect to apply hedge accounting.
Hedge accounting
The Group has early adopted amendments to IFRS 9 ‘Financial Instruments’ and IFRS 7 ‘Financial Instruments: Disclosures’ in relation to Interest Rate Benchmark Reform. There is no impact on the Group’s hedge accounting as a result of adopting the amendments. Refer to note 38 ‘New and amended accounting standards and interpretations’ for further information.
Derivatives are included within financial assets or liabilities at fair value through profit or loss unless they are designated as effective hedging instruments. Financial instruments in this category are classified as current if they are expected to be settled within 12 months otherwise they are classified as non-current.
Where hedge accounting is applied, at the start of the transaction, the Group documents the type of hedge, the relationship between the hedging instrument and hedged items and its risk management objective and strategy for undertaking various hedge transactions. The documentation also demonstrates that the hedge is expected to be effective.
The Group applies the following types of hedge accounting to its derivatives hedging the interest rate and currency risks in its notes and debentures:

•
Fair value hedges – the fair value gain or loss on interest rate and cross currency swaps relating to interest rate risk, together with the change in the fair value of the hedged fixed rate borrowings attributable to interest rate risk are recognised immediately in the income statement.

If the hedge no longer meets the criteria for hedge accounting, the fair value adjustment on the note or debenture is amortised to the income statement over the period to maturity using a recalculated effective interest rate.

•
Cash flow hedges – changes in the fair value of cross currency interest rate swaps which hedge foreign currency cash flows on the notes and debentures are recognised directly in other comprehensive income and accumulated in the cash flow hedging reserve. To the extent a hedge is ineffective, changes in fair value are recognised immediately in the income statement.

When a hedging instrument expires, or is sold, terminated or exercised, or when a hedge no longer meets the criteria for hedge accounting, any cumulative gain or loss existing in equity at that time remains in equity and is amortised to the income statement over the period to the hedged item’s maturity.
When hedged, the Group hedges the full notional value of notes or debentures. However, certain components of the fair value of derivatives are not permitted under IFRS 9 to be included in the hedge accounting above. Certain costs of hedging are permitted to be recognised in other comprehensive income. Any change in the fair value of a derivative that does not qualify for hedge accounting, or is ineffective in hedging the designated risk due to contractual differences between the hedged item and hedging instrument, is recognised immediately in the income statement.

The table below shows the carrying amounts of the Group’s notes and debentures by currency and the derivatives which hedge them:

•	The carrying amount of the notes and debentures includes foreign exchange remeasurement to period end rates and fair value adjustments when included in a fair value hedge.

•
The breakdown of the hedging derivatives includes remeasurement of foreign currency notional values at period end rates, fair value movements due to interest rate risk, foreign currency cash flows designated into cash flow hedges, costs of hedging recognised in other comprehensive income, ineffectiveness recognised in the income statement and accruals or prepayments.

•	The hedged value of notes and debentures includes their carrying amounts adjusted for the offsetting derivative fair value movements due to foreign currency and interest rate risk remeasurement.

		Fair value of derivatives
2020 US$M	Carrying amount of notes and debentures	Foreign exchange notional at spot rates	Interest rate risk	Recognised in cash flow hedging reserve	Recognised in cost of hedging reserve	Recognised in the income statement (1)	Accrued cash flows	Total	Hedged value of notes and debentures (2)
	A	B	C	D	E	F	G	B to G	A + B + C
USD	9,926	–	(742)	–	–	29	74	(639)	9,184
GBP	3,245	764	(730)	(16)	13	(18)	47	60	3,279
EUR	7,294	500	(576)	(55)	21	65	32	(13)	7,218
CAD	580	199	(32)	–	(2)	(4)	(2)	159	747

Total	21,045	1,463	(2,080)	(71)	32	72	151	(433)	20,428

		Fair value of derivatives
2019 US$M	Carrying amount of notes and debentures	Foreign exchange notional at spot rates	Interest rate risk	Recognised in cash flow hedging reserve	Recognised in cost of hedging reserve	Recognised in the income statement (1)	Accrued cash flows	Total	Hedged value of notes and debentures (2)
	A	B	C	D	E	F	G	B to G	A + B + C
USD	9,433	–	(253)	–	–	20	111	(122)	9,180
GBP	3,118	678	(517)	(57)	70	(2)	62	234	3,279
EUR	7,680	378	(566)	(100)	33	54	82	(119)	7,492
CAD	594	175	(22)	(5)	3	(4)	1	148	747
AUD	704	73	(4)	(1)	–	–	(5)	63	773

Total	21,529	1,304	(1,362)	(163)	106	68	251	204	21,471

(1)	Predominantly related to ineffectiveness.

(2)	Includes US$3,019 million (2019: US$3,019 million) of fixed rate debt not swapped to floating rate that is not in a hedging relationship.
The weighted average interest rate payable is USD LIBOR + 2.95 per cent (2019: USD LIBOR + 2.3 per cent). Refer to note 21 ‘Net finance costs’ for details of net finance costs for the year.

Movements in reserves relating to hedge accounting
The following table show
s
a reconciliation of the components of equity and an analysis of the movements in reserves for all hedges. For a description of these reserves, refer to note 16 ‘Other equity’.

2020 US$M	Cash flow hedging reserve			Cost of hedging reserve			Total
	Gross	Tax	Net	Gross	Tax	Net
At the beginning of the financial year	163	(49)	114	(106)	32	(74)	40
Add: Change in fair value of hedging instrument recognised in OCI	(315)	94	(221)	–	–	–	(221)
Less: Reclassified from reserves to interest expense – recognised through OCI	223	(66)	157	74	(23)	51	208

At the end of the financial year	71	(21)	50	(32)	9	(23)	27

2019 US$M	Cash flow hedging reserve			Cost of hedging reserve			Total
	Gross	Tax	Net	Gross	Tax	Net
At the beginning of the financial year	85	(27)	58	–	–	–	58
Impact of adoption of IFRS 9	176	(52)	124	(176)	52	(124)	–
Add: Change in fair value of hedging instrument recognised in OCI	(327)	98	(229)	–	–	–	(229)
Less: Reclassified from reserves to interest expense – recognised through OCI	229	(68)	161	70	(20)	50	211

At the end of the financial year	163	(49)	114	(106)	32	(74)	40

Changes in interest bearing liabilities and related derivatives resulting from financing activities
The movement in the year in the Group’s interest bearing liabilities and related derivatives are as follows:

2020 US$M	Interest bearing liabilities					Derivatives (assets)/ liabilities
	Bank loans	Notes and debentures	Lease liabilities	Bank overdraft and short- term borrowings	Other	Cross currency and interest rate swaps	Total
At the beginning of the financial year	2,498	21,529	715	20	66	204
Proceeds from interest bearing liabilities	514	–	–	–	–	–	514
Settlements of debt related instruments	–	–	–	–	–	(157)	(157)
Repayment of interest bearing liabilities	(522)	(859)	(671)	–	5	–	(2,047)

Change from Net financing cash flows	(8)	(859)	(671)	–	5	(157)	(1,690)

Other movements:
Interest rate impacts	–	720	–	–	–	(788)
Foreign exchange impacts	–	(354)	(43)	–	(4)	316
Leases recognised on IFRS 16 transition	–	–	2,301	–	–	–
Lease additions	–	–	436	–	–	–
Remeasurement of index-linked freight contracts	–	–	733	–	–	–
Other interest bearing liabilities/derivative related changes	2	9	(28)	(20)	1	(8)

At the end of the financial year	2,492	21,045	3,443	–	68	(433)

2019 US$M	Interest bearing liabilities					Derivatives (assets)/ liabilities
	Bank loans	Notes and debentures	Lease liabilities	Bank overdraft and short- term borrowings	Other	Cross currency and interest rate swaps	Total
At the beginning of the financial year	2,555	23,298	802	58	92	805
Proceeds from interest bearing liabilities	250	–	–	–	–	–	250
Settlements of debt related instruments	–	–	–	–	–	(160)	(160)
Repayment of interest bearing liabilities	(308)	(2,198)	(75)	–	(23)	–	(2,604)

Change from Net financing cash flows	(58)	(2,198)	(75)	–	(23)	(160)	(2,514)

Other movements:
Interest rate impacts	–	729	–	–	–	(809)
Foreign exchange impacts	–	(311)	(11)	–	–	319
Other interest bearing liabilities/derivative related changes	1	11	(1)	(38)	(3)	49

At the end of the financial year	2,498	21,529	715	20	66	204